                                                                   EXHIBIT 10.19
--------------------------------------------------------------------------------


                              RESELLER AGREEMENT


This Reseller Agreement, as the same may be amended, supplemented, or modified from time to time ("Agreement"), is made and entered into by and between Destineer Corporation ("Destineer"), a Delaware corporation, and SATELLINK PAGING, INC. d/b/a Satellink Messaging ("Reseller"), a Georgia corporation.


1. The term of this Agreement shall commence as of the Effective Date (as defined in the attached Terms and Conditions) and shall continue for a period of one (1) year thereafter (the "Initial Term").

2. The parties' rights and obligations under this Agreement are set forth in the Terms and Conditions attached hereto and the accompanying exhibits which are incorporated by reference herein.

3. Reseller's address for purposes of Section 15 of the attached Terms and COnditions shall be 1100 North Meadow, Suite 100; Roswell, GA 30076; telephone number (770) 772-9909; facsimile number _________________; attention Jerry Mayfield.

In Witness Whereof, Destineer and Reseller have executed this Agreement on the dates noted below.

                                        DESTINEER CORPORATION


Date:10/17/97                           /s/ Calvin C. LaRoche
     ------------                       --------------------------------
                                        By:    Calvin C. LaRoche
                                           -----------------------------
                                        Title: SVP, DESTINEER
                                              --------------------------


                                        SATELLINK PAGING INC.


Date:10/16/97                           /s/ Jerry W. Mayfield
     ------------                       --------------------------------
                                        By:  Jerry W. Mayfield
                                           -----------------------------
                                        Title: President
                                              --------------------------




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                                 CONFIDENTIAL

                                                            Terms and Conditions
                                                                     Page 1 of 2


                             TERMS AND CONDITIONS

1.   Definitions.

     (a) Affiliate: As applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For purposes of this definition, "control" (including with currelative meanings, the terms "controlling", "controlled by", and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Period through the ownership of voting securities, by contract or otherwise.

     (b) Ancillary Services: The ancillary services, support and rights identified and described in more detail in Exhibit "A" attached hereto.

     (c) Cap Code: A Device specific identification code, to be assigned by Reseller to each Device placed in service on the SkyTel Network in accordance with the provisions of Section 6(d) below.

     (d) Confidential Information: Any business, marketing, sales, financial or technical information including, without limitation, any information relating to the present and future business operations or financial condition, and all other information of any kind which may reasurably be deemed confidential or proprietary, disclosed by one party to the other pursuant to this Agreement, which is designated or identified as "confidential", "proprietary", or in some other manner to indicate its confidential nature. Notwithstanding the above, "Confidential Information" does not include information that (i) is or becomes generally known or available by publication, commercial use, or otherwise through no fault of the receiving party; (ii) was known by the receiving party at the time of disclosure by the disclosing party as evidenced by competent written proof; (iii) is independently developed by the receiving party without use of the disclosing party's Confidential Information; or (iv) is lawfully obtained from a third Person who has the right to make such disclosure.

     (e) Device: Any wireless messaging unit that Destineer, in its sole discretion, deems acceptable for use on the SkyTel Network, a current listing of which is set forth in Exhibit "B" attached hereto.

     (f) Effective Date: The date this Agreement is executed by Destineer. Notwithstanding the Effective Date of this Agreement, if Reseller is an existing reseller of Destineer or its Affiliates, pricing under this Agreement shall not become effective until the first day of the first Destineer billing cycle immediately following the Effective Date.

     (g) Person: Any individual, company, corporation, firm, partnership, joint venture, association, organization, or trust, in each case whether or not having a separable legal identity.

     (h) PIN: A unique, Subscriber specific, personal identification number, mailbox identification number, or other form of identification number, which may include, without limitation, a personal toll free number, to be assigned by Reseller in accordance with the provisions of Section 6(d) below.

     (i)  SkyTel: SkyTel Corp., a Delaware corporation and Affiliate of
Destineer.

     (j) SkyTel Marks: The trade names, trademarks, logos, and service marks owned by or licensed to Destineer that are listed in Exhibit "C" attached hereto, as Exhibit "C" may be amended from time to time.

     (k) SkyTel Network: Collectively, the one-way and two-way wireless messaging systems owned and operated by Destineer and its Affiliates to provide the SkyTel Services.

     (l) SkyTel Services: The wireless messaging service offerings provided by Destineer and its Affiliates as more fully described in Exhibit "D" attached hereto. Notwithstanding the provision of Section 16(j) below. Destineer may revise Exhibit "D" from time to time in its sole discretion upon the delivery written notice to Reseller at least ninety (90) days prior to the effective date such revision.

     (m) Subscriber: A customer of Reseller that, by virtue of the reseller relationship established hereunder, is an end-user of the SkyTel Services.

     (n) UIS or Unit in Service: A SkyTel Service account activated ?? Reseller that consists of (I) "Basic Services" (see Exhibit "I)" attached hereto or (II) Voice Mail services. For example, a SkyWord service account constitutes one (1)
UIS: a SkyWork service account activated in connection with Voice Mail services constitutes two (2) UIS.


2.   Authority

     (a) Destineer grants Reseller a non-exclusive right to resell the SkyTel Services in the United States in accordance with the Terms and Conditions of this Agreement, and, in connection therewith, Reseller shall use its best efforts to promote, market and sell the SkyTel Services to Subscribers. The right ???? authority granted herein is subject to and conditioned upon Reseller's satisfaction of Destineer's standard credit review policies and procedures.

     (b) Notwithstanding the provision of Section 2(a) above, all personnel of Reseller involved in the promotion, marketing and sale of wireless messaging services provided over the advanced messaging network owned and operated by Destineer and its Affiliates, as a condition of Reseller's right to promote, market and sell such services, must undergo and successfully complete training on the ???? and utilization of such services in accordance with the provisions set forth in Exhibit "A-I" attached hereto.

     (c) Notwithstanding anything to the contrary herein, Destineer and its Affiliates expressly reserve the right to promote, solicit, market and sell the SkyTel Services directly to Subscribers and other Persons, whether located within or outside of the United States.


3.   Price and Payment.

     (a) Reseller shall compensate Destineer for the SkyTel Services in accordance with the pricing schedule attached hereto as Exhibit "E". Monthly service fees shall be payable by Reseller in advance and are not contingent upon usage. Reseller shall pay applicable usage and other charges in arrears. Notwithstanding the provisions of Section 16(j) below, Destineer reserves the right to modify the fees and charges set forth in Exhibit "E" upon at least thirty (30) days advance written notice to Reseller. Prices charged by Reseller to Subscribers for the SkyTel Services shall be determined solely by Reseller.

     (b) To the extent requested by Reseller, Reseller shall compensate Destineer for the Ancillary Services in accordance with the rates and charges set forth in Exhibit "A" attached hereto.

     (c) Destineer shall invoice Reseller on a monthly basis for all fees and charges accruing hereunder. Such fees and charges shall be due and payable by Reseller as of the date of Destineer's invoice. Any balance not paid within thirty (30) days following such due date shall bear interest from and after the maximum rate allowed by law. All taxes relating to this Agreement, the SkyTel Services and the Ancillary Services, except taxes based upon the income of Destineer, shall be paid by Reseller.

     (d) Reseller shall be liable to Destineer for all fees and charges accruing hereunder, whether or not Reseller collects any amounts from its Subscriber(s). Reseller shall bear all risks and expenses incurred in connection with performance of its obligations and activities under this Agreement.

     (e)  [LETTER OR CREDIT/PAYMENT SECURITY PROVISION, IF APPLICABLE]


                                 CONFIDENTIAL

                                                            Terms and Conditions
                                                                          Page 2

4.   Reseller Obligations.

     (a) Reseller shall conduct its operations in an orderly, competent and professional manner, and shall ensure that its officers, agents, employees and representatives employ the highest standards of business conduct. Reseller shall ensure that each of its employees performing any operations in connection with the provision of the SkyTel Services are adequately trained, prior to the commencement of any such operations, and are competent to perform their respective duties.

     (b) In providing the SkyTel Services to its Subscribers, Reseller shall comply with all laws, rules and regulations promulgated by the FCC applicable to the activities of Reseller hereunder, as well as with all message length, message volume and other such operational procedures and limitations established by Destineer from time to time.

     (c) Except to the extent otherwise requested by Reseller and expressly set forth in Exhibit "A" attached hereto, Reseller shall be solely responsible for the provision of any and all sales and associated activities (including, without limitation, billings to and collections from Subscribers), Devices and customer support services to its Subscribers as related to the SkyTel Network, and shall be solely responsible for any and all costs and expenses related thereto.

     (d) Reseller shall not misrepresent the SkyTel Services to Subscribers or otherwise make any claims, representations or warranties in connection with the SkyTel Services other than expressly authorized by Destineer.

     (e) Reseller shall ensure that provisions consistent with the provisions set forth in Section 9 hereof are incorporated in all agreements between Reseller and its Subscribers relative to the provision of the SkyTel Services. Reseller shall make the form of all such agreements available to Destineer for review and shall incorporate any modifications or amendments therein that Destineer may reasonably request.

5.   Destineer Obligations.

     (a) Destineer and its Affiliates shall, at all times, have the sole and exclusive control and authority over the design, construction, development, management, operation, and maintenance of the SkyTel Network and the SkyTel Services.

     (b) Destineer shall provide Subscribers, through a carrier or carriers of Destineer's choice, toll-free or local dial up access to the SkyTel Network from any point in the continental United States, Alaska and Hawaii, and shall ensure that the SkyTel Services provided to Subscribers shall be of at least the grade and quality as provided by SkyTel to its direct customers.

     (c) To the extent requested by Reseller, Destineer shall provide the Ancillary Services to Reseller in accordance with the provisions set forth in Exhibit "A" attached hereto.

6.   Devices.

     (a) General, Reseller and its Subscribers shall only activate the Devices listed in Exhibit "B" in connection with the SkyTel Services. All Devices placed in service on the SkyTel Network by or through Reseller shall comply with the provisions of this Agreement, including, without limitation, the provisions of this Section 6(a) and, to the extent applicable, the restrictions relative to use of the SkyTel Marks in Retail Distribution as set forth in Exhibit "A-5" attached hereto. Notwithstanding the provisions of Section 16(j) hereof, Destineer may revise the Device listing set forth in Exhibit "B" from time to time upon the delivery of written notice to Reseller at least ninety (90) days prior to the effective date of such revision. If Destineer amends Exhibit "B" in such a manner whereby previously authorized Devices are no longer authorized for use on the SkyTel Network, Reseller shall take such actions as are necessary, at Reseller's sole cost and expense, to substitute authorized Devices for the previously authorized Devices then utilized by Subscribers in accordance with the following time frames:(i)for Devices utilized on the one-way wireless messaging networks owned and operated by Destineer and Affiliates, within thirty-six (36) months following the effective date of revision to Exhibit "B", and (ii) for Devices utilized on the two-way wire messaging network owned and operated by Destineer and its Affiliates, with forty-eight (48) months following the effective date of the revision to Exhibit "H".

     (b) Procurement. At Reseller's request, Destineer shall sell Devices Reseller at the prices set forth in Exhibit "B", provided that the Devices requested are available by Destineer for distribution to Reseller, determined by Destineer in its sole discretion. Subject to the provisions Section 6(a) above. Reseller may also obtain Devices from the Devices manufacturer or from any other authorized source of such Devices.

     (c) Activation. All Devices activated on the SkyTel Network, Reseller shall be ended and activated only in accordance with directive policies and procedures established by Destineer, which, with respect to the two-way wireless messaging network owned and operated by Destineer and Affiliates, may include, without limitation, coding and activation of the Devices at the manufacturer level or by or at the direction of Destineer.

     (d)  Cap Code and PIN Coordination.

          (i) Reseller shall assign Cap Codes and PINs to Devices utilized by Subscribers only from blocks of Cap Codes and PINs to be allocated ? Reseller by Destineer. Destineer will use commercially reasonable efforts to make a sufficient number of Cap Codes and PINs available to Reseller as shall be necessary to service the number of Subscribers which Reseller, in the exercise of its reasonable judgment, projects will utilize the SkyTel Services.

          (ii) All PINs and Cap Codes assigned to Reseller by Destineer shall remain the property of Destineer. Destineer shall have the right to utilize PIN(s) and Cap Codes which are not utilized by Reseller, as well as those associated with deactivated Devices, as Destineer may determine from time to time in its sole discretion.

7. SkyTel Marks. The SkyTel Services and Devices provided by Reseller to its Subscribers shall be private branded (i.e., except to the extent otherwise provided herein, Reseller shall have no right or authority to market, promote or sell the SkyTel Services and related Devices under any brand, trade or service marks owned by or licensed to Destineer or its Affiliates). Notwithstanding the foregoing, Destineer shall, to the extent requested by Reseller, license to Reseller the right to utilize the SkyTel Marks in connection with such activities in accordance with and subject to the provisions set forth in Exhibit "A-5" attached hereto.

8. Representations and Warranties. Each party represents and warrants to the other that (a) it is a corporation duly organized, validly existing, and in good standing under the laws of the State of its incorporation; (b) it has all requisite corporate power and authority to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement; (c) this Agreement has been duly authorized, executed, and delivered and constitutes a valid and binding obligation of such party enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights; and (d) the execution, delivery, and performance of and compliance with this Agreement does not and will not conflict with, or constitute a default under, or result in the creation of, any mortgage, pledge, lien, encumbrance, or charge upon any of the properties or assets of such party, nor result in any violation of (i) any term of its certificate of incorporation or bylaws, (ii) in any material respect, any term or provision of any mortgage, indenture, contract, agreement, instrument, judgment, or decree, or (iii) to the best of its knowledge, any order, statute, rule, or regulation applicable to such party, the violation of which would have a material adverse effect on its business or properties.

9.   Limitation of Liabilities.


                                 CONFIDENTIAL

                                                            Terms and Conditions
                                                                          Page 3

     (a) DESTINEER AND ITS AFFILIATES MAKE NO WARRANTIES, EITHER EXPRESS OR IMPLIED, CONCERNING THE SKYTEL SERVICES, THE SKYTEL NETWORK OR THE ANCILLARY SERVICES, AND HEREBY EXPRESSLY DISCLAIM ALL IMPLIED WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE. UNDER NO CIRCUMSTANCES SHALL DESTINEER OR ITS AFFILIATES BE LIABLE TO RESELLER OR ANY OTHER PERSON, INCLUDING, WITHOUT LIMITATION, SUBSCRIBERS, FOR ANY LOSS, INJURY, OR DAMAGE, OF WHATEVER KIND OR NATURE, RESULTING FROM OR ARISING OUT OF ANY MISTAKES, ERRORS, OMISSIONS, DELAYS OR INTERRUPTIONS IN THE RECEIPT, TRANSMISSION, OR STORAGE OF ANY MESSAGES, SIGNALS OR INFORMATION ARISING OUT OF OR IN CONNECTION WITH THE SKYTEL SERVICES OR USE OF THE SKYTEL NETWORK, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, DESTINEER AND ITS AFFILIATES SHALL IN NO EVENT BE LIABLE TO RESELLER OR ANY OTHER PERSON, INCLUDING, WITHOUT LIMITATION, SUBSCRIBER, FOR INDIRECT, INCIDENTAL OR SPECIAL DAMAGES, LOST PROFITS, LOST SAVINGS OR ANY OTHER FORM OR CONSEQUENTIAL DAMAGES REGARDLESS OF THE FORM OF ACTION, EVEN IF DESTINEER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER RESULTING FROM BREACH OF ITS OBLIGATIONS UNDER THIS AGREEMENT OR OTHERWISE.

     (b) DESTINEER MAKES NO WARRANTIES AS TO ANY DEVICES, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE, TO THE EXTENT LEGALLY PERMISSIBLE. DESTINEER SHALL ASSIGN ALL MANUFACTURER'S WARRANTIES FOR SUCH DEVICES, IF ANY, TO RESELLER.

10.  Term.

     (a) The Initial Term of this Agreement shall be as specified on the signature page of this Agreement. The term of this Agreement shall automatically renew for additional, successive one (1) year terms at the expiration of the Initial Term and at each anniversary thereof, unless either party provides the other party with prior written notice of its intention not to renew this Agreement at least ninety (90) days prior to the expiration of the then current term.

     (b) Upon any termination of this Agreement, Destineer and Reseller shall, subject to the provisions of Sections 10(c) and 11(c) below, be released from all obligations and liabilities to the other occurring or arising after the date of such termination or the transactions contemplated hereby, except with respect to those obligations which by their nature are designed to survive termination; provided that no such termination will relieve Reseller from any amount due and owing hereunder or any liability arising from any breach of this Agreement occurring prior to termination.

     (c) Termination of this Agreement shall not affect or diminish Reseller's obligation to make payment to Destineer for services provided before or after the date of termination, and such obligation shall survive termination of this Agreement. Upon any termination of this Agreement, the parties shall, subject to the provisions of Section 11(c) below, cooperate in good faith to effect an orderly wind-down of the relationship created under this Agreement. Destineer's provision of the SkyTel Services to Reseller following the date of any such termination shall be expressly conditioned upon and subject to Reseller's compliance with the Terms and Conditions of this Agreement, including, without limitation, Reseller's timely payment to Destineer for services provided in accordance with the first sentence of this Section 10(c).

11.  Default.

     (a) The following shall constitute an Event of Default: (i) failure by Reseller to make any payment when due; (ii) failure by either party to observe or perform in any material respect any of the covenants or agreements contained in this Agreement; or (iii) a party's insolvency, assignment for benefit of creditors, appointment or sufferance of appointment of a trustee receiver or similar officer, or commencement of a proceeding seek reorganization, rehabilitation, liquidation or similar relief under bankruptcy, insolvency or similar debtor-relief statutes.

     (b) Upon the occurrence of an Event of Default, the party not in ???? shall have the right to terminate this Agreement upon written notice to the other party and the failure of the other party to cure such Default within thirty (30) days of receiving such written notice. Notwithstanding anything herein ???? the contrary. Destineer shall have the right, at its option, to immediately terminate this Agreement, without further notice or right to cure, upon ???? occurrence of any second or subsequent Default under Section 3(c) ???? within any given twelve (12) month period.

     (c) In the event of termination of this Agreement by Destineer due ????? the occurrence of an Event of Default by Reseller, Reseller shall provide Destineer immediate access to all pertinent Subscriber records, including ???? not limited to, each Subscriber's name , address, PIN(s), and payment history as well as all other Subscriber related records requested by Destineer whereafter Destineer and its Affiliates shall have the absolute right, without notice to Reseller, to take whatever action Destineer deems necessary ???? advisable to solicit the business of such Subscribers for the benefit of Destineer and its Affiliates. Reseller's obligations under this Section shall survive the termination of this Agreement.

12. Assignment. This Agreement, including any rights or obligations and this Agreement, may not be assigned or transferred, directly or indirectly, ??? either of the parties to any other Person without the prior written consent ??? the other party. In the event of any assignment or transfer of this Agreement all terms and conditions hereof shall be binding upon and ???? to the assignee as though such assignee were an original party herein. For purposes of this provision, an "assignment" or "transfer" shall mean and include without limitation, (a) any voluntary or involuntary assignment by Reseller ???? contract, law or otherwise, (b) the merger of Reseller or any controlling Affiliate into any third Person, or (c) a change in control of Reseller or an ???? controlling Affiliate of Reseller that occurs by reason of (i) the sale of controlling interest in the voting stock of Reseller or any controlling Affiliate of Reseller, or (ii) a merger of a third Person into Reseller or any controlling Affiliate of Reseller. Notwithstanding the above, Destineer may assign this Agreement, without the prior consent of Reseller, to any Affiliate of Destineer or to any Person acquiring all or substantially all of the assets or a controlling interest in the voting stock of Destineer. SkyTel or any controlling Affiliate of Destineer.

13.  Indemnity and Insurance.

     (a)  Indemnity.

          (i) Reseller shall defend, indemnify, and hold Destineer and its Affiliates harmless from and against any and all liabilities, losses, damages and costs, including reasonable attorney's fees, resulting from, arising out of, or in any way connected with (A) any breach by Reseller of any warranty ?? representation, agreement, or obligation contained herein, (B) the performance of Reseller's duties and obligations hereunder, or (C) any unauthorized use of the SkyTel Marks by Reseller. Reseller's obligations under this Section shall survive the termination of this Agreement.

          (ii) Destineer shall defend, indemnify, and hold Reseller harmless from and against any and all liabilities, losses, damages and costs, including reasonable attorney's fees, resulting from, arising out of, or in any way connected with (A) any breach by Destineer of any warranty, representation, agreement, or obligation contained herein, or (B) the performance of Destineer's duties and obligations hereunder. Destineer's obligations under this Section shall survive the termination of this Agreement.

     (b) Insurance. Reseller shall maintain comprehensive general liability insurance in a combined single limit of not less than [***], which shall cover bodily injury (including death) and property damage. Purchase and

                                 CONFIDENTIAL
maintenance of such insurance shall not be construed as relieving Reseller of any of its obligations hereunder.

14. Confidentially. Each party acknowledges that, during the term of this Agreement, it will be entrusted with Confidential Information relating to the business of the other party. Neither party will use the other's Confidential Information for purposes other than those necessary to further the purposes of this Agreement. Neither party will disclose to third Persons the other's Confidential Information without the prior written consent of the other party. Each party understands, acknowledges and agrees that the terms and conditions of this Agreement are confidential and restricted by this Section as to disclosure to any third Person. Should either party be required under applicable law, rule or regulation, or pursuant to the order of any court or governmental entity of legal process of any governmental entity of competent jurisdiction to disclose Confidential Information of the disclosing party in the receiving party's possession, custody or control, the receiving party shall use commercially reasonable efforts to: (a) give at least thirty (30) days prior written notice of such disclosure to the disclosing party: (b) limit such disclosure; and (c) make such disclosure only to the extent so required. The parties' obligations hereunder with respect to Confidential Information shall survive the expiration or earlier termination of this Agreement.

15. Notices. Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed, or sent by overnight courier, and shall be deemed to have been received when (a) delivered in person or received by telecopy or telex, or (b) one (1) business day after delivery to the office of such overnight courier service with postage prepaid and properly addressed to the other party, at the following respective addresses:

To Destineer:  Destineer Corporation
               200 South ?? Street
               ?? Centre South, Suite 1006
               Jackson, Mississippi 39201
               Telephone:(601) 944-1300
               Fascimile: (601) 944-3225
               Attention: Senior Vice President, Wholesale Distribution

To Reseller: See address specified on the signature page of this Agreement.

or to such other address or addresses as either party may from time to time designate as to itself by like notice.

16.  Miscellaneous.

     (a) Laws, Rules and Regulations. This Agreement is subject to all laws, rules, regulations, and ordinances relative to, among other things, the provision of wireless messaging services, including, without limitation, the Communications Act of 1934 and the Telecommunications Act of 1996, as amended, and all rules and regulations promulgated thereunder.

     (b) Force Majeure. Neither party will be liable for any nonperformance under this Agreement due to causes beyond its reasonable control that ?? not have been reasonably anticipated by the non-performing party as of Effective Date and that cannot be reasonably avoided or overcome; provided the non-performing party gives the other party prompt written notice such cause promptly, and in any event within fifteen (15) calendar days discovery thereof.

     (c) Independent Parties. None of the provisions of this Agreement shall be deemed to constitute a partnership, joint venture, or any other ?? relationship between the parties hereto, and neither party shall have ?? authority to blad the other in any manner. Neither party shall have or ?? itself out as having any right, authority or agency to act on behalf of the other party in any capacity or in any manner, except as may be ????????? authorized in this Agreement.

     (d) Applicable Law. The validity, construction and performance of ?? Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflict of laws.

     (c) Severability. If any provision of this Agreement shall be held in ?? illegal, invalid, or unenforceable, such provision will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not any way be affected or impaired thereby.

     (f) No Waiver. No delay or failure by Destineer in exercising any right under this Agreement, and no partial or single exercise of that right, shall constitute a waiver of that or any other right. Failure Destineer to enforce any right under this Agreement will not be deemed a waiver of future enforcement of that or any other right.

     (g) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but which collectively will constitute one and the same instrument.

     (h) Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     (i) Construction. This Agreement has been negotiated by the parties and their respective counsel. This Agreement will be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either party based on draftmanship of the Agreement or otherwise.

     (j) Complete Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understandings or agreements, written or oral, between Reseller and Destineer or any of its Affiliates regarding such subject matter. No amendment to or modification of this Agreement will be binding unless in writing and signed by a duly authorized representative of both parties.

                                                           Revised June 25, 1997


                                 CONFIDENTIAL

                                  Exhibit "A"

                              Ancillary Services

Destineer shall provide the Ancillary Services and rights set forth in the attachments designated below at the prices set forth in such attachments.

     Exhibit "A-1"; Training
     Exhibit "A-2"; Reseller Support Services
     Exhibit "A-3"; Device Repair and Replacement Services
     Exhibit "A-4"; Sales and Marketing Services
     Exhibit "A-5"; License Rights

                                                                   EXHIBIT "A-2"
                                                                     PAGE 1 OF 1


                                 EXHIBIT "A-1"

                                   TRAINING

1. As a condition of the rights granted to Reseller hereunder to resell SkyTel Services utilizing the advanced messaging network owned and operated by Destineer and its Affiliates, all personnel of Reseller involved in the promotion, marketing and sale of such services shall undergo and successfully complete the training and certification program established by Destineer for resellers of such services, which program and certification process shall be conducted in accordance with Destineer policies and procedures and which may be amended by Destineer from time to time. Only such personnel of Reseller that have completed such training and certification program to the satisfaction of Destineer may represent Reseller in the sale and support of such services. Such training and certification program shall be implemented on a fair and even basis with respect to Reseller, as with all resellers of such services, and shall be imposed on Reseller only to the extent Destineer reasonably believes is necessary (a) to familiarize such personnel with the advanced messaging network owned and operated by Destineer and its Affiliates, the SkyTel Services provided over such network, and use of the related Devices, and (b) for Reseller to promote and market such services in a professional and competent manner.

2. At no charge to Reseller, Destineer shall, at times and locations mutually agreeable to the parties, train a mutually agreeable number of Reseller's personnel to conduct such training and certification programs for Reseller's employees on behalf of Destineer. To the extent requested by Reseller, Destineer shall also conduct training and certification programs for Reseller's other personnel; provided, however, that, in such an event, Reseller shall bear all costs and expenses associated with such training and certification programs, shall reimburse Destineer for all reasonable out-of pocket travel and lodging expenses, and shall pay to Destineer the fees and charges, as applicable, as specified in the attached pricing schedule.

3. To the extent requested by Reseller, Destineer shall also conduct, at times locations mutually agreeable to Reseller and Destineer, training sessions for employees of Reseller involved in the promotion, marketing and sale of SkyTel's one-way wireless messaging services. Reseller shall bear all costs and expenses associated with such training sessions, shall reimburse Destineer for all reasonable out-of pocket travel and lodging expenses, and shall pay to Destineer the fees and charges, as applicable, as specified in the attached pricing schedule.


                                 CONFIDENTIAL

                                                                   EXHIBIT "A-2"
                                                                     PAGE 1 OF 1

                           TRAINING PRICING SCHEDULE


----------------------------------------------------------------------------------------------------------------------------------
          Item                                  Price                         Description
----------------------------------------------------------------------------------------------------------------------------------
                                                  Print Materials

----------------------------------------------------------------------------------------------------------------------------------
 1.  SkyGuide                              $**** per copy, print           Workbook with written exercises and quizzes (SkyTel Cor
                                           $**** per disk, elec cpy        Products/Svcs)
----------------------------------------------------------------------------------------------------------------------------------
 2.  5-day selling skills course           $***** per manual, print        12 modules for selling skills: presentation skills
                                           $**** per module, print         competition; presenting SkyTel capabilities; intro to
                                           $**** per disk, elec cpy        SkyTel sales process; selling in F1000; building acct.
                                                                           relationships letter writing; telemarketing; qualifying
                                                                           customers and identifying applications; selling the
                                                                           SkyTel solution account maintenance; developing an
                                                                           action plan
----------------------------------------------------------------------------------------------------------------------------------
 3.  Customer Service Instructor's         $***** per manual, print        The SkyTel System (one-way system only)
     Guide                                 $**** per disk, elec cpy
----------------------------------------------------------------------------------------------------------------------------------
 4.  Customer Service Participant          $***** per manual, print        The SkyTel System (one-way system only)
     Guide for one-way services            $**** per disk, elec cpy
----------------------------------------------------------------------------------------------------------------------------------
 5.  Self-study guides                     $**** per copy, print           Ex: intro to networked environments; popular LAN-based
                                           $**** per disk, elec cpy        e-mail systems
----------------------------------------------------------------------------------------------------------------------------------
 6.  Edits to print materials              $** per hour
----------------------------------------------------------------------------------------------------------------------------------

                                                           Audiocassette

----------------------------------------------------------------------------------------------------------------------------------
 Basic Selling Skills                      $***** per set                  Set of 6 audiocassettes with workbook (audio scripts and
                                                                           Worksheets)
----------------------------------------------------------------------------------------------------------------------------------

                                                               Video

----------------------------------------------------------------------------------------------------------------------------------
 1.  Custom Video                          $****** per finished            Includes scripting, production, and editing
                                           minute
----------------------------------------------------------------------------------------------------------------------------------
 2.  Video duplication                     $**** per tape                  duplication for custom videotape
----------------------------------------------------------------------------------------------------------------------------------
 3.  2-Way Coverage                        $**** per tape
----------------------------------------------------------------------------------------------------------------------------------
 4.  5 minutes to Tango                    $**** per tape                  covers hardware features for the 2-Way unit
----------------------------------------------------------------------------------------------------------------------------------

                                                       Facilitated Training

----------------------------------------------------------------------------------------------------------------------------------
 Products & Svc, Operations                $*** per day                    Plus T&E, and cost of duplicating materials
 Selling Skills                            $*** per day                    Plus T&E, and cost of duplicating materials
----------------------------------------------------------------------------------------------------------------------------------

                                                      Computer Based Materials

----------------------------------------------------------------------------------------------------------------------------------
 1.  COMPEL, presentations                 $**** per module;               Basic PC Requirements: 8 MB RAM: 16MB preferred 486
     (multimedia) for one-way              includes speakers notes,        minimum; Pentium preferred; color monitor optional;
     products and services, 10             all on disk.                    sound blaster compatible sound card
     modules/disks                         10 modules/disks
----------------------------------------------------------------------------------------------------------------------------------
 2.  Develop New PowerPoint                $*/slide, color                 electronic version only; PC format
     presentations
----------------------------------------------------------------------------------------------------------------------------------
 3.  Existing PowerPoint                   $**** per disk, electronic
     Presentations                         version only
----------------------------------------------------------------------------------------------------------------------------------

                                 CONFIDENTIAL

* Pricing information has been omitted from this Exhibit and from the Agreement pursuant to a confidential treatment request filed with the Commission.

                                                                   Exhibit "A-2"
                                                                     Page 1 of 1


                                                        Revised October 25, 1996

                                 Exhibit "A-2"

                           Reseller Support Services

Destineer shall provide telephone support to Reseller five (5) days a week (excluding Destineer recognized holidays) during the hours of 7:00 a.m. to 7:00 p.m. CST to assist Reseller in Subscriber related matters. To the extent Reseller utilizes Destineer to support base functions for Subscribers capable of being supported by Reseller, Destineer reserves the right to charge Reseller a service fee of $[***] per call times the number of Subscriber PINs covered by the call.



                                                        Revised October 10, 1996





                                 CONFIDENTIAL

* Pricing information has been omitted from this Exhibit and from the Agreement pursuant to a confidential treatment request filed with the Commission.

                                                                   EXHIBIT "A-3"
                                                                     PAGE 1 OF 1

                                 Exhibit "A-3"

                    Device Repair and Replacement Services

Notwithstanding the provisions of Section 9(b) of the Terms and Conditions, Destineer shall, at Reseller's request, repair or replace defective or damaged Devices sold to Reseller by Destineer in accordance with Section 6(b) of the Terms and Conditions, if any, for which claims are made during the applicable manufacturer's warranty period, subject to any limitations contained in the applicable manufacturer's warranty. Destineer shall not be responsible for any costs or expenses related to the repair or replacement of Devices which are not covered by an applicable manufacturer's warranty (including, without limitation, shipping costs). In the event that Destineer elects to replace in warranty Devices in connection with this Exhibit "A-3", Reseller shall reasonably assist Destineer in coordinating such replacement efforts with its Subscribers.




                                                        Revised October 11, 1996






                                 CONFIDENTIAL

                                                                   EXHIBIT "A-4"
                                                                     PAGE 1 OF 1

                                 Exhibit "A-4"

                         Sales and Marketing Services

Specific services and pricing have yet to be developed, but, subject to the mutual agreement of the parties, may be added to this Exhibit "A-4" at a later time.








                                 CONFIDENTIAL

                                                                   Exhibit "A-5"
                                                                     Page 1 of 1

                                 Exhibit "A-5"

                                License Rights


1. To the extent requested by Reseller, and subject to the provisions set forth herein, Destineer hereby grants to Reseller a non-exclusive, non-transferable license, during the term of this Agreement, to use the SkyTel Marks soley in connection with the marketing, advertisement and promotion of the SkyTel Services; provided, however, that Reseller shall have no such license or right to use the SkyTel Marks, and Reseller shall be expressly prohibited from using the SkyTel Marks, in connection with activities performed by Reseller in the Retail Distribution (as such term is defined below) of the SkyTel Services. Reseller's use of the SkyTel Marks in all marketing, advertising and promotional materials and activities shall be subject to the prior written approval of Destineer, which shall not be unreasonably withheld or delayed. Reseller shall comply with all guidelines provided by Destineer with respect to the graphic reproduction and use of the SkyTel Marks. This license cannot be sub-licensed, assigned or otherwise transferred by Reseller to any third Person without the express prior written consent of Destineer. The license granted by Destineer to Reseller hereunder shall automatically and immediately terminate upon any termination of this Agreement.

2. The license granted to Reseller herein is subject to the reservation in Destineer of all right, title, and interest in and to the SkyTel Marks. Reseller's right to use the SkyTel Marks shall be limited to and shall arise only out of the license granted hereunder. Reseller shall not assert the invalidity, unenforceabillity, or contest the ownership by Destineer or its Affiliates of the SkyTel Marks in any action or proceeding of any kind or nature, and shall not take any action that may prejudice Destineer's rights in the SkyTel Marks, render the same generic, or otherwise weaken their validity or diminish their associated goodwill.

3. In consideration of such license rights, Reseller shall pay to Destineer, on a monthly basis, a royalty equal to $[***] per Device activated by Reseller on the SkyTel Network, from and after the Effective Date, which bears a SkyTel Mark. Reseller shall (a) cooperate with Destineer in good faith to keep Destineer timely apprised of the number of Devices utilized by Reseller which bear or incorporate a SkyTel Mark, and (b) keep and maintain commercially appropriate books and records as may be reasonably necessary to verify the number of such Devices utilized by Reseller and the amount of royalties due to Destineer on account thereof. During the term of this Agreement and for a period of two (2) years thereafter, Destineer shall be entitled, on reasonable advance written notice to Reseller, to retain independent certified public accountants to review Reseller books and records for the purpose of verifying the accuracy of the accounting for royalties paid to Destineer in accordance with this Exhibit "A-5". Any underpayment or overpayment determined as a result of the review will be reflected in the next scheduled royalty payment by Reseller to Destineer. If such review verifies an underpayment error of greater than [***] of the aggregate roylaties paid for the period being reviewed.
Reseller shall pay the cost of such examination, and in any event, shall promptly pay to Destineer the amount of such underpayment plus [***] annual simple interest on the underpayment, commencing when the underpayment should have been paid and ending when the underpayment is paid.

4. Reseller's right to utilize the SkyTel marks, and the license granted hereunder, is expressly conditioned upon, in addition to Reseller's compliance with all Terms and Conditions of the Agreement, Reseller meeting and complying with the following conditions:

     (a) Reseller shall use the SkyTel Marks only in connection with the marketing, advertisement and promotion of the SkyTel Services, and shall at all times conduct such marketing, advertisement and promotional activities in a professional and competent manner, as well as within any additional conditions and limitations which Destineer may impose from time to time.

     (b) Reseller shall establish and maintain a customer support division to assist Subscribers which operates and is available to Subscribers twenty-four
(24) hours a day, seven (7) days a week, and shall comply with all other service quality standards promulgated by Destineer from time to time.

5. As used herein, the term "Retail Distribution" shall mean and include sales or other activities performed with or in the following channels: (a) traditional consumer electronics retailers, (b) direct mail/catolog retailers (e.g. Crutchfield, Sharper Image, llammacher-Schlemmer, and other such mass merchants selling directly to end-users through direct marketing communications), (c) direct marketing activities, (d) military retail dealers, (e) office supply and other specialty dealers (e.g., office/computer supply, beeper stores), and (f) premium/inceptive companies. For purposes of this definition, the term "direct marketing activities" means any activities conducted by, or in conjunction with, retailers, including, for example, using outside sales forces or placing advertisements or promotional materials in catalogs of retail-oriented companies. The term "direct marketing activities" does not, however, include the placement of advertisements in media (other than (a) through (f) above) directly and solely by Reseller.

6. The failure of Reseller to abide by and comply with any of the provisions set forth in this Exhibit "A-5" shall give Destineer, at its sole discretion, the right, in addition to any other rights afforded to Destineer in the Agreement, to immediately revoke and terminate the license granted hereunder. Revised October 14, 1996

                                 CONFIDENTIAL

* Pricing information has been omitted from this Exhibit and from the Agreement pursuant to a confidential treatment request filed with the Commission.

                                                                     EXHIBIT "B"
                                                                     PAGE 1 OF 1

                                  Exhibit "B"

                              Authorized Devices


------------------------------------------------------------------------------------------------------

     Manufacturer             Model                    Equipment Type         Baud Rate      Price

------------------------------------------------------------------------------------------------------
   One-Way Network:

         Motorola           Bravo*                    Numeric                    2400         [***]
         Motorola           Bravo Plus*               Numeric                    2400         [***]
         Motorola           Advisor         Gold      Alpha-Flex                 6400        $[***]
         Motorola           FLX(TM)                   Alpha-Flex                 6400         [***]
         Motorola           Wordline FLX(TM)          Numeric-Flex               6400        $[***]
         Motorola           Bravo FLX(TM)             Numeric-Flex               6400        $[***]
         Motorola           Pro Encore FLX(TM)        Numeric-Flex               6400         [***]
         Motorola           Pronto FLX(TM)            Numeric-Flex               6400         [***]
         Motorola           Ultra         Express     Numeric-Flex               6400         [***]
         NEC                FLX(TM)                   Numeric-Flex               6400         [***]
                            Express       Extra
   Two-Way Network:         FLX(TM)
                            Exec

         Motorola                                     Alphanumeric-              6400        $[***]
         Motorola                                     Reflex                     6400        $[***]
         Wireless Access                              Alphanumeric-              6400        $[***]
                            PageFinder                Reflex
                            Tango                     Alphanumeric-
                            AccessLink                Reflex
------------------------------------------------------------------------------------------------------


Notes:

* May only be used by Subscribers authorized to receive International Service in non-Flex capable countries. Use of alphanumeric POCSAG pagers by Subscribers in connection with activations of International Service following the Effective Date shall be subject to Destineer's approval on a case-by-case basis.

                                 CONFIDENTIAL

* Pricing information has been omitted from this Exhibit and from the Agreement pursuant to a confidential treatment request filed with the Commission.

                                                                     EXHIBIT "C"
                                                                     PAGE 1 OF 1

                                  EXHIBIT "C"

                                 SKYTEL MARKS

1.   How the World Stays in Touch(SM)

2.   Nationwide Now(SM)

3.   SkyMail(R)

4.   SkyNews(R)

5.   SkyPager(R)

6.   SkyTalk(R)

7.   SkyTel(R)

8.   SkyTel logo(R) (one-way and two-way)

9.   SkyTel 2-Way(SM)

10.  SkyTel Access(TM) Software

11.  SkyWord(R)

12.  SkyWord Access(TM) Software

13.  SkyWriter(TM)

                                                        REVISED OCTOBER 10, 1996

                                 CONFIDENTIAL

                                                                     EXHIBIT "D"
                                                                          PAGE 1

                                  Exhibit "D"

                                SkyTel Services


I.   ONE-WAY NETWORK:

     A. Basic Services: Any one-way wireless messaging capabilities provided by or through SkyTel in the United States which Destineer makes available for resale by third parties that constitute "basic services", as defined under applicable FCC rules, policy statements or other FCC pronouncements. Basic Services presently consist of those services described below.

          1.   SkyPager: Numeric service.

          2.   SkyWord: Alphanumeric service.

     B Enhanced Services: Any one-way wireless messaging capabilities provided by or through SkyTel in the United States which Destineer makes available for resale by third parties that constitute "enhanced services", as defined under applicable FCC rules, policy statements or other FCC pronouncements. Enhanced Services presently consist of those services described below.

          1. Operator Dispatch: Operator assistance to generate alphanumeric messages.

          2. Voice Mail: Voice mailbox that accepts detailed messages from callers and notifies the Subscriber that a message has been received (generic and SkyTalk branded).

          3.   SkyNews:* News headlines provided twice daily free of charge.

          4. International Service: Provision of the SkyTel Services, on a "follow me" basis, over the global messaging network owned and operated by Desineer's Affiliate, Mtel International, Inc.

     C.   Coverage:

          1.   Nationwide: Covers service areas in all fifty (50) states.

          2. Regional: Divides country into six (6) zones; Subscriber may select any one (1) zone.

          3. Metro: Divides country into sixty (60) zones; Subscriber may select any one (1) zone.

          4. Nationwide Now: Subscriber may temporarily expand Regional or Metro coverage to Nationwide coverage.


II.  TWO-WAY (ADVANCED MESSAGING) NETWORK:

     A. Basic Services: Any wireless messaging capabilities provided by or through SkyTel in the United States utilizing narrowband PCS frequencies which Destineer makes available for resale by third parties that constitute "basic services", as defined under applicable FCC rules, policy statements or other FCC pronouncements. Basic Services presently consist of those services described below.

          1.   SkyWord Plus: Alphanumeric Services.

          2.   SkyTel 2-Way: Alphanumeric Services.

     B. Enhanced Service: Any wireless messaging capabilities provided by or through SkyTel in the United States utilizing narrowband PCS frequencies which Destineer makes available for resale by third parties that constitute "enhanced services", as defined under applicable FCC rules, policy statements or other FCC pronouncements. Enhanced Services presently consist of those services described below.

          1. Operator Dispatch: Operator assistance to generate alphanumeric messages.

          2. Voice Mail: Voice mailbox that accepts detailed messages from callers and notifies the Subscriber that a SkyTalk message has been received (generic and SkyTalk branded).

          3.   SkyNews:* News headlines provided twice daily free of charge.

     C. Coverage: All SkyTel Plus and SkyTel 2-Way coverage locations across the nation.


Notes to Exhibit "D":

* To the extent Reseller utilizes the "SkyNews" service or any other information service provided by Destineer and its Affiliates which contains informational content and data ("Licensed Content") supplied through Dow Jones & Company, Inc. or any other Person unaffiliated with Destineer (a "Content Provider"). Reseller agrees to, and shall ensure that each of its Subscribers procuring any such services from Reseller agrees to (through incorporation of appropriate provisions in its Subscriber agreements), the following: (a) that Reseller (except to the extent permitted in this Agreement) and its Subscribers shall not republish reproduce, redistribute, broadcast, display or resell any headline, information or other content contained in the Licensed Content, (b) that the Licensed Content is the property of the Content Provider and its licensors and may be protected by copyright, and that neither Reseller nor its Subscribers shall acquire any proprietary interest in the Licensed Content, (c) that the Content Provider, its licensors, Destineer and its Affiliates disclaim all warranties, including the implied warranties of mechantability or fitness for a particular purpose, for the Licensed Content and that the Content Provider, its licensors, Destineer and its Affiliates disclaim all liability to Reseller and its Subscribers with respect to the Licensed Content, including, without limitation, for any negligence or errors in procuring, editing, writing, reporting or delivering the Licensed Content, and for any inaccuracies or errors in or omission from, the Licensed Content, and for any indirect, incidental, consequential or special damages arising therefrom.

                                                           REVISED JUNE 25, 1997

                                 CONFIDENTIAL

                                                                     Exhibit "E"
                                                                     Page 1 of 4

                                  Exhibit "E"

                               RATES AND CHARGES

-----------------------------------------------------------------------------------------------------------------------------------

               SKYTEL                                               One-Way Network                    Advanced Messaging Network
              SERVICES                                              (SkyTel F1 & F2)                         (Destineer F1)

-----------------------------------------------------------------------------------------------------------------------------------

           Basic Services                               SkyPager                     Skyword           SkyWord Plus  SkyTel 2-Way

-----------------------------------------------------------------------------------------------------------------------------------
                                           BASIC SERVICES - MONTHLY RECURRING CHARGE/4/
-----------------------------------------------------------------------------------------------------------------------------------

              Coverage                      Nationwide  Regional  Metro  Nationwide  Regional   Metro   Nationwide    Nationwide

-----------------------------------------------------------------------------------------------------------------------------------
            1 - 1,000 UIS/e/                  $*****     $*****  $*****    $*****    $*****    $*****     $*****       $*****
           1,001 - 2,500 UIS                  $*****     $*****  $*****    $*****    $*****    $*****     $*****       $*****
           2,501 - 5,000 UIS                  $*****     $*****  $*****    $*****    $*****    $*****     $*****       $*****
          5,001 - 10,000 UIS                  $*****     $*****  $*****    $*****    $*****    $*****     $*****       $*****
         10,001 - 20,000 UIS                  $*****     $*****  $*****    $*****    $*****    $*****     $*****       $*****
         20,001 - 40,000 UIS                  $*****     $*****  $*****    $*****    $*****    $*****     $*****       $*****
         40,001 - 50,000 UIS                  $*****     $*****  $*****    $*****    $*****    $*****     $*****       $*****
            50,000 + UIS                      $*****     $*****  $*****    $*****    $*****    $*****     $*****       $*****

-----------------------------------------------------------------------------------------------------------------------------------
                                               BASIC SERVICES - OVERCALL INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------

Characters Per Message Block                    ***        ***     ***       ***        ***      ***         ***          ***
Block Allowance/ UIS/Month                      ***        ***     ***       ***        ***      ***         ***          ***
Charge/Block in Excess of Allowance             ***        ***     ***       ***        ***      ***         ***          ***

------------------------------------------------------------------------------------------------------------------------------------
                                                         ONE TIME CHARGES
------------------------------------------------------------------------------------------------------------------------------------

Activation Fee (d)                             $****      $****   $****     $****      $0****   $****       $****        $****
Operator Dispatch Registration Fee              ****       ****    ****     $****      $5****   $****       $****        $****

------------------------------------------------------------------------------------------------------------------------------------
                                           ENHANCED SERVICES - MONTHLY RECURRING CHARGES
------------------------------------------------------------------------------------------------------------------------------------

Personal 800/888 Number                        $****      $****   $****     $****      $****    $****       $****        $****
Voice Mail (includes 45 min/mon/UIS):
            Generic                            $****      $****   $****     $****      $****    $****       $****        $****
            SkyTalk Branded                    $****      $****   $****     $****      $****    $****       $****        $****

------------------------------------------------------------------------------------------------------------------------------------
                                            ENHANCED SERVICES - USAGE/OVERCALL CHARGES
------------------------------------------------------------------------------------------------------------------------------------

Operator Dispatch (charge per message)           ***        ***     ***       ***        ***      ***         ***          ***
Voice Mail (per min. charge over 45 min.
allowance): Generic                              ***        ***     ***       ***        ***      ***         ***          ***
            SkyTalk Branded                      ***        ***     ***       ***        ***      ***         ***          ***
Nationwide Now (per message block)               ***        ***     ***       ***        ***      ***         ***          ***

------------------------------------------------------------------------------------------------------------------------------------

                                 CONFIDENTIAL

                                                                     EXHIBIT "E"
                                                                     PAGE 2 OF 4

NOTES:

(a) Services provided over the Skytel Network to Reseller prior to the Effective Date for resale to Subscribers which are not identified in the pricing schedule will continue to be provided on a "grandfather" basis at Reseller's existing prices through June 30, 1997, at which time such services shall be eliminated.

(b) Pricing is conditioned on use of FLEX technology pagers. Services provided in connection with POCSAG pagers will incur an additional **% surcharge on monthly recurring fees and an additional **% surcharge on overcall/usage charges (with the exception of POCSAG pagers which are utilized by Subscribers authorized to receive International Service in non-FLEX capable countries). Reseller shall remove all 1200 baud alphanumeric POCSAG pagers from the SkyTel Network on or before December 31, 1996. Reseller shall remove all 1200 baud numeric POCSAG pagers form the SkyTel Network on or before October 1, 1997.

(c) In the event interconnection carriers from which Destineer and its Affiliates procure toll-free services are allowed, as a result of any rule, regulation or order implemented by the FCC, to pass through local exchange carrier or other surcharges which increase Destineer's and its Affiliates' net toll-free telephone related costs, Destineer reserves the right to allocate to Reseller those portions of such surcharges that can be attributed to Reseller's and its Subscriber's usage of the SkyTel Services.

(d)  Includes airtime and non-specialized SkyNews services.

(e)  For pricing tier purposes, all one-way and two-way UIS are aggregated.

(f) "No charge" pricing conditioned upon activation by Reseller through electronic means acceptable to Destineer; a $***** activation fee will be imposed for each service account Reseller activates through Destineer customer service.

                                                           REVISED JUNE 25, 1997

                                                                     EXHIBIT "E"
                                                                     PAGE 3 OF 4

------------------------------------------------------------------------------------------------------------------------------------

                                                    INTERNATIONAL SERVICES(R)

------------------------------------------------------------------------------------------------------------------------------------
Service Type                                                       S??least(b)        Follow-Me Frequent(c)          Follow-Me(d)
------------------------------------------------------------------------------------------------------------------------------------
                                                              CANADA
------------------------------------------------------------------------------------------------------------------------------------
Numeric:
     Monthly Recurring Charge                                        $****                    $******                    $****
     Message Allowance/UIS Month (20 characters message limit)        ***                      ***                        **
     Charge per Message in Excess of Allowance                       $ ****                   $ ****                     $****

Alphanumeric
     Monthly Recurring Charge                                        $*****                   $*****                     $****
     Character Allowance/UIS/Month                                    *****                    *****                      *
     Charge per Character in Excess of Allowance                        **                       **                       **
------------------------------------------------------------------------------------------------------------------------------------
                                                        OTHER COUNTRIES(c)
------------------------------------------------------------------------------------------------------------------------------------

Numeric:
     Monthly Recurring Charge                                        $*****                   $*****                     $****
     Message Allowance/UIS/Month (20 characters msg limit)            ***                      ***                        *
     Charge per Message in Excess of Allowance                       $ ****                   $ ****                     $****

Alphanumeric
     Monthly Recurring Charge                                        $*****                   $*****                     $****
     Character Allowance/UIS/Month                                    *****                    *****                      *
     Charge per Character in Excess of Allowance                        **                       **                       **
------------------------------------------------------------------------------------------------------------------------------------

NOTES:

(a) Available for SkyTel One-Way Services only. All charges are in addition to domestic charges.

(b) Messages broadcast in the United States and in one (1) Subscriber designated country which cannot be changed.

(c) Messages broadcast in the United States and in one (1) Subscriber designated country which can be changed at Subscriber's discretion.

(d) At Subscriber's direction, messages broadcast in the United States and in one (1) Subscriber designated country, which can be changed at Subscriber's discretion.

(e) Any country interconnected to the Global Messaging Network owned and operated by Destineer's and SkyTel's Affiliate, Mtel International, Inc.

                                                        Revised October 11, 1996
                                 CONFIDENTIAL

                                                                     Exhibit "E"
                                                                     Page 4 of 4


--------------------------------------------------------------------------------

                       INTERNATIONAL ONE-WAY VOICE MAIL

--------------------------------------------------------------------------------

Charges                 Monthly Recurring Charge      Per Minute/Overall Charges
--------------------------------------------------------------------------------

                                   Option A

--------------------------------------------------------------------------------

America Service                        **                          $****
Europe Service                         **                          $****
Pacific Service                        **                          $****

--------------------------------------------------------------------------------

                                   Option B

--------------------------------------------------------------------------------

20 Minute Talk Time                 $*****                         $****
45 Minute Talk Time                 $*****                         $****
90 Minute Talk Time                $******                         $****

--------------------------------------------------------------------------------

Notes:

International Voice Mail Service conditioned on Subscriber having domestic Voice Mail service. All Charges are in addition to domestic Voice Mail service charges.

Usage and overcall transaction rates are per minute, billed in six (6) second increments.

Message length options are 30 seconds, 1, 2, 3 or 5 minutes, with 3 minutes being the standard.

Extended talk times delineated in Option B are from any international location covered by the plan.

                                                        Revised October 14, 1996